UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00604

Washington Mutual Investors Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: April 30

Date of reporting period: October 31, 2014

Jennifer L. Butler

Washington Mutual Investors Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

Copies to:

Robert W. Helm

Dechert LLP

1900 K Street, NW

Washington, DC 20006

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Washington Mutual Investors FundSM

Semi-annual report for the six months ended October 31, 2014

Washington Mutual Investors Fund seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2014 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	11.30%	14.43%	6.98%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio was 0.60% for Class A shares as of the prospectus dated July 1, 2014.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of November 30, 2014, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.63%.

Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Fellow investors:

Stocks registered strong gains for the six-month period ended October 31, 2014, as U.S. economic indicators pointed to a strengthening economy. The markets faltered slightly in July, September and early October, but stocks rose strongly enough during the rest of the period to overcome the three-month period of volatility and modest declines.

For the six months ended October 31, 2014, Washington Mutual Investors Fund reported a total return of 6.27% compared with 8.21% for the unmanaged Standard & Poor’s 500 Composite Index* and 5.00% for the Lipper Growth & Income Funds Index. The fund paid two regular dividends of 18 cents a share, one in June and another in September.

We are also pleased that the fund outpaced its peer measure, as represented by the Lipper Growth & Income Funds Index, over six-months and one-, five- and 10-year periods. We’re especially pleased with the fund’s lifetime average annual total return of 11.99%. By contrast, the S&P 500 had a 10.81% average annual total return over that period of time. Translated to dollars, this means a hypothetical $10,000 investment in the fund since inception would have grown to $11,533,647, as compared with $5,949,975 for the same investment in the S&P 500.

Results at a glance

For periods ended October 31, 2014, with all distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	5 years	10 years	Lifetime (since 7/31/52)

Washington Mutual Investors Fund (Class A shares)	6.27%	15.28%	16.31%	7.78%	11.99%
Standard & Poor’s 500 Composite Index*	8.21	17.24	16.68	8.20	10.81
Lipper Growth & Income Funds Index	5.00	11.75	13.60	6.98	—	†

*	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	This index was not in existence as of the date the fund’s Class A shares became available; therefore, lifetime results are not shown.

Washington Mutual Investors Fund	1

U.S. economic and market overview

Over the past six months, the stock market continued the run-up that began in March 2009, largely supported by a strengthening economy. Unemployment has recently decreased to just below 6%, a low not seen since the 2008 financial crisis.

The economy has enjoyed solid growth. According to the U.S. Department of Commerce, real gross domestic product — the value of the production of goods and services in the United States, adjusted for price changes — increased at an annual rate of 3.9% (according to the “second” estimate) in the third quarter of 2014. In the second quarter, real GDP increased 4.6%.

In other noteworthy developments, the price of North Sea Brent Crude went from around $108/barrel to around $86/barrel for the six-month period ended on October 31, 2014. The lower price impacted Royal Dutch Shell, Chevron, ConocoPhillips and Enbridge, all of which declined during the six-month period.

Global economic overview

Although the fund may only invest a maximum of 10% of its assets in companies domiciled outside the United States, global economic trends and events now can also have significant impact even on businesses domiciled in the U.S. For this reason, we include a brief summary of international stock activity.

Over the six months ended October 31, international stocks declined, weighed down by economic troubles in Europe and uncertainty in developing countries. Japan slipped into a “technical” recession in the third quarter as a result of reduced consumer spending prompted by public response to enactment of the first of two planned national sales tax increases. From an international perspective, all industry sectors — except health care, information technology, telecommunication services and utilities — ended the period lower. Many developing-country stock markets generated negative returns. There were some bright spots, however, in India and China, where stocks advanced.

A look at the portfolio

Some of the fund’s more economically sensitive stocks drove its gains for the period. Home-improvement retailer Home Depot and railroad operator Union Pacific, gained 22.6% and 22.3%, respectively, for the six-month period ended October 31.

Other large holdings that fared better than the S&P 500 include software giant Microsoft (5.4% of fund assets) and defense company Lockheed Martin (2.4% of fund assets), which rose 16.2% and 16.1%, respectively, for the six-month period.

2	Washington Mutual Investors Fund

Among the fund’s detractors for the period, on a relative basis, were Boeing, American Express and Johnson Controls.

Finally, Verizon Communications posted a 7.5% return. A strong market often leaves high dividend payers behind, but investors are attracted to Verizon’s relatively high yield in the current low-interest rate environment.

Looking ahead

We expect the U.S. economy to remain on track for the remainder of the fiscal year, and we believe the portfolio continues to be well-positioned for a continued recovery.

While our outlook is positive, investors should understand that the market has reached new highs several times in recent months. The recent rate of appreciation for both the fund and the market may not be sustainable over the intermediate term.

At the close of this fiscal period, the fund had reduced its holdings in equity-type securities (to 95.4%) and increased its cash positions (to 4.6%).

We believe we can continue to find long-term investment opportunities, but the current environment demands that we pay close attention to valuation (the price we pay for the earnings stocks are delivering). This environment also requires us to consider more carefully than ever how to protect our shareholders’ assets.

We are grateful for your continued support and look forward to reporting back to you at the close of the fiscal year.

Cordially,

Alan N. Berro

Vice Chairman and President
Washington Mutual Investors Fund

December 10, 2014

For current information about the fund, visit americanfunds.com.

Washington Mutual Investors Fund	3

Summary investment portfolio October 31, 2014	unaudited

Industry sector diversification	Percent of net assets

Largest equity holdings	Percent of net assets
Microsoft	5.40%
Home Depot	4.40
Boeing	3.96
Merck	3.70
Wells Fargo	3.24
Royal Dutch Shell	2.87
Lockheed Martin	2.49
Verizon	2.47
Coca-Cola	2.46
American Express	2.29

Common stocks 95.38%	Shares	Value (000)
Energy 9.87%
Royal Dutch Shell PLC, Class B (ADR)	29,240,000	$2,183,351
Chevron Corp.	14,175,000	1,700,291
Enbridge Inc.	23,875,000	1,130,720
ConocoPhillips	12,494,100	901,449
Pioneer Natural Resources Co.	3,950,000	746,787
Other securities		837,868
		7,500,466

Materials 3.67%
Dow Chemical Co.	15,960,000	788,424
Nucor Corp.	9,833,100	531,578
Praxair, Inc.	3,570,000	449,784
Other securities		1,022,248
		2,792,034

4	Washington Mutual Investors Fund

	Shares	Value (000)
Industrials 16.90%
Boeing Co.	24,085,000	$3,008,457
Lockheed Martin Corp.	9,925,000	1,891,407
Union Pacific Corp.	13,104,000	1,525,961
General Electric Co.	32,558,000	840,322
United Technologies Corp.	7,470,000	799,290
Waste Management, Inc.	15,360,200	750,960
Caterpillar Inc.	7,345,707	744,928
Northrop Grumman Corp.	4,290,000	591,848
Rockwell Automation	4,550,000	511,193
Rockwell Collins, Inc.	5,774,600	485,933
Other securities		1,699,484
		12,849,783

Consumer discretionary 12.10%
Home Depot, Inc.	34,300,900	3,345,024
Comcast Corp., Class A	19,335,739	1,070,233
Twenty-First Century Fox, Inc., Class A	27,193,700	937,639
VF Corp.	10,650,000	720,792
Amazon.com, Inc.[1]	2,350,000	717,831
Walt Disney Co.	6,083,900	555,947
Other securities		1,852,188
		9,199,654

Consumer staples 9.31%
Coca-Cola Co.	44,595,800	1,867,672
Procter & Gamble Co.	18,194,070	1,587,797
PepsiCo, Inc.	16,060,000	1,544,490
Nestlé SA (ADR)	9,570,192	701,782
Other securities		1,373,753
		7,075,494

Health care 10.02%
Merck & Co., Inc.	48,586,400	2,815,096
Johnson & Johnson	13,930,000	1,501,375
Humana Inc.	7,620,000	1,058,037
Bristol-Myers Squibb Co.	16,345,400	951,139
Pfizer Inc.	18,130,000	542,994
Other securities		748,735
		7,617,376

Financials 14.14%
Wells Fargo & Co.	46,409,200	2,463,865
American Express Co.	19,323,000	1,738,104
JPMorgan Chase & Co.	20,332,400	1,229,704
CME Group Inc., Class A	8,718,389	730,688
McGraw Hill Financial, Inc.	7,109,100	643,231
ACE Ltd.	5,088,734	556,199
Capital One Financial Corp.	6,500,000	538,005
U.S. Bancorp	12,355,000	526,323
Other securities		2,321,279
		10,747,398

Washington Mutual Investors Fund	5

Common stocks (continued)	Shares	Value (000)
Information technology 10.20%
Microsoft Corp.	87,367,100	$4,101,885
Texas Instruments Inc.	17,737,700	880,854
KLA-Tencor Corp.	6,832,095	540,760
Google Inc., Class A1	514,200	291,999
Google Inc., Class C1	443,100	247,728
Other securities		1,689,843
		7,753,069

Telecommunication services 3.56%
Verizon Communications Inc.	37,436,352	1,881,177
AT&T Inc.	23,090,000	804,455
Other securities		18,120
		2,703,752

Utilities 2.79%
PG&E Corp.	19,957,300	1,004,251
Duke Energy Corp.	5,695,700	467,902
Other securities		650,051
		2,122,204

Miscellaneous 2.82%
Other common stocks in initial period of acquisition		2,141,921

Total common stocks (cost: $44,255,854,000)		72,503,151

Short-term securities 4.51%	Principal amount (000)
Caterpillar Inc. 0.09% due 12/5/2014	$50,000	49,996
Chevron Corp. 0.09%–0.12% due 11/10/2014–1/21/2015[2]	45,500	45,495
Federal Home Loan Bank 0.05%–0.14% due 11/3/2014–4/29/2015	1,579,900	1,579,694
General Electric Capital Corp. 0.13%–0.17% due 11/4/2014–1/2/2015	85,500	85,493
General Electric Co. 0.13% due 2/20/2015	46,000	45,985
PepsiCo Inc. 0.07%–0.08% due 11/13/2014–12/8/2014[2]	98,900	98,897
Procter & Gamble Co. 0.12% due 12/16/2014–1/6/2015[2]	60,900	60,895
Other securities		1,460,618

Total short-term securities (cost: $3,426,908,000)		3,427,073
Total investment securities 99.89% (cost: $47,682,762,000)		75,930,224
Other assets less liabilities 0.11%		80,039

Net assets 100.00%		$76,010,263

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

6	Washington Mutual Investors Fund

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $929,401,000, which represented 1.22% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

Washington Mutual Investors Fund	7

Financial statements

Statement of assets and liabilities	unaudited
at October 31, 2014	(dollars in thousands)

Assets:
Investment securities, at value (cost: $47,682,762)		$75,930,224
Cash		8,716
Receivables for:
Sales of investments	$90,890
Sales of fund’s shares	81,528
Dividends	98,858	271,276
		76,210,216
Liabilities:
Payables for:
Purchases of investments	65,818
Repurchases of fund’s shares	84,367
Investment advisory services	14,745
Services provided by related parties	28,972
Board members’ deferred compensation	5,856
Other	195	199,953
Net assets at October 31, 2014		$76,010,263

Net assets consist of:
Capital paid in on shares of beneficial interest		$43,833,476
Undistributed net investment income		234,526
Undistributed net realized gain		3,694,799
Net unrealized appreciation		28,247,462
Net assets at October 31, 2014		$76,010,263

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (1,787,095 total shares outstanding)

		Shares		Net asset
	Net assets	outstanding		value per share
Class A	$52,336,457	1,229,425		$42.57
Class B	194,805	4,602		42.33
Class C	1,755,536	41,673		42.13
Class F-1	2,977,163	70,133		42.45
Class F-2	3,695,665	86,847		42.55
Class 529-A	1,802,468	42,414		42.50
Class 529-B	33,921	801		42.36
Class 529-C	460,861	10,913		42.23
Class 529-E	94,567	2,235		42.30
Class 529-F-1	104,574	2,465		42.43
Class R-1	101,718	2,410		42.20
Class R-2	816,966	19,410		42.09
Class R-2E	10	—	*	42.55
Class R-3	1,914,850	45,282		42.29
Class R-4	2,286,289	53,916		42.40
Class R-5	1,869,211	43,917		42.56
Class R-6	5,565,202	130,652		42.60

*	Amount less than one thousand.

See Notes to Financial Statements

8	Washington Mutual Investors Fund

Statement of operations	unaudited
for the six months ended October 31, 2014	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $5,137)	$906,076
Interest	868	$906,944
Fees and expenses*:
Investment advisory services	77,698
Business management services	10,831
Distribution services	91,052
Transfer agent services	32,495
Administrative services	8,234
Reports to shareholders	1,384
Registration statement and prospectus	615
Board members’ compensation	992
Auditing and legal	128
Custodian	472
Other	1,192	225,093
Net investment income		681,851

Net realized gain and unrealized appreciation on investments and currency:
Net realized gain (loss) on:
Investments	1,718,928
Currency transactions	(23)	1,718,905
Net unrealized appreciation on investments		2,104,053
Net realized gain and unrealized appreciation on investments and currency		3,822,958

Net increase in net assets resulting from operations		$4,504,809

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Washington Mutual Investors Fund	9

Statements of changes in net assets

(dollars in thousands)

	Six months ended	Year ended
	October 31, 2014*	April 30, 2014

Operations:
Net investment income	$681,851	$1,365,218
Net realized gain on investments and currency transactions	1,718,905	3,225,369
Net unrealized appreciation on investments	2,104,053	7,653,650
Net increase in net assets resulting from operations	4,504,809	12,244,237

Dividends and distributions paid to shareholders:
Dividends from net investment income	(634,306)	(1,491,580)
Distributions from net realized gain on investments	—	(1,372,808)
Total dividends and distributions paid to shareholders	(634,306)	(2,864,388)

Net capital share transactions	(188,841)	1,509,034

Total increase in net assets	3,681,662	10,888,883

Net assets:
Beginning of period	72,328,601	61,439,718
End of period (including undistributed net investment income: $234,526 and $186,981, respectively)	$76,010,263	$72,328,601

* Unaudited.

See Notes to Financial Statements

10	Washington Mutual Investors Fund

Notes to financial statements	unaudited

1. Organization

Washington Mutual Investors Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None

* Class B and 529-B shares of the fund are not available for purchase.

On August 29, 2014, the fund made an additional retirement plan share class (Class R-2E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

Washington Mutual Investors Fund	11

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

12	Washington Mutual Investors Fund

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the following inputs: benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads, interest rate volatilities, and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data.

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation

Washington Mutual Investors Fund	13

guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of October 31, 2014 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Energy	$7,500,466	$—	$—	$7,500,466
Materials	2,792,034	—	—	2,792,034
Industrials	12,849,783	—	—	12,849,783
Consumer discretionary	9,199,654	—	—	9,199,654
Consumer staples	7,075,494	—	—	7,075,494
Health care	7,617,376	—	—	7,617,376
Financials	10,747,398	—	—	10,747,398
Information technology	7,753,069	—	—	7,753,069
Telecommunication services	2,703,752	—	—	2,703,752
Utilities	2,122,204	—	—	2,122,204
Miscellaneous	2,141,921	—	—	2,141,921
Short-term securities	—	3,427,073	—	3,427,073
Total	$72,503,151	$3,427,073	$—	$75,930,224

14	Washington Mutual Investors Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Issuer risks — The values of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiative.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2014, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

Washington Mutual Investors Fund	15

The fund is not subject to examination by U.S. federal and state tax authorities for tax years before 2010.

Non-U.S. taxation — Dividend income is recorded net of non-U.S. taxes paid.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; and deferred expenses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of April 30, 2014, the fund had tax basis undistributed ordinary income of $192,488,000 and undistributed long-term capital gains of $2,005,872,000.

As of October 31, 2014, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$28,417,214
Gross unrealized depreciation on investment securities	(202,952)
Net unrealized appreciation on investment securities	28,214,262
Cost of investment securities	47,715,962

16	Washington Mutual Investors Fund

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Six months ended October 31, 2014					Year ended April 30, 2014
Share class	Ordinary income		Long-term capital gains	Total dividends and distributions paid		Ordinary income	Long-term capital gains	Total dividends and distributions paid
Class A	$445,283		$—	$445,283		$1,071,678	$971,329	$2,043,007
Class B	997		—	997		4,080	5,481	9,561
Class C	8,305		—	8,305		26,007	35,898	61,905
Class F-1	24,362		—	24,362		74,613	69,275	143,888
Class F-2	31,472		—	31,472		42,622	37,921	80,543
Class 529-A	14,514		—	14,514		34,631	32,777	67,408
Class 529-B	150		—	150		633	930	1,563
Class 529-C	2,001		—	2,001		5,894	8,586	14,480
Class 529-E	650		—	650		1,617	1,722	3,339
Class 529-F-1	966		—	966		2,171	1,860	4,031
Class R-1	483		—	483		1,408	1,939	3,347
Class R-2	3,974		—	3,974		12,055	16,103	28,158
Class R-2E*	—	†	—	—	†
Class R-3	13,117		—	13,117		34,078	36,596	70,674
Class R-4	18,527		—	18,527		44,017	40,223	84,240
Class R-5	17,652		—	17,652		41,517	34,378	75,895
Class R-6	51,853		—	51,853		94,559	77,790	172,349
Total	$634,306		$—	$634,306		$1,491,580	$1,372,808	$2,864,388

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

Washington Mutual Investors Fund	17

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, American Funds Service Company® (“AFS”), the fund’s transfer agent, and Washington Management Corporation (“WMC”), the fund’s former business manager. CRMC, AFD, AFS and WMC are considered related parties to the fund.

Investment advisory services — During the period May 1, 2014, to August 31, 2014, the fund had an investment advisory agreement with CRMC that provided for monthly fees accrued daily based on a series of decreasing annual rates beginning with 0.225% on the first $3 billion of daily net assets and decreasing to 0.177% on such assets in excess of $89 billion. The board of trustees approved an investment advisory and service agreement with CRMC effective September 1, 2014, based on annual rates beginning with 0.342% on the first $3 billion of daily net assets and decreasing to 0.2115% on such assets in excess of $116 billion. Under the agreement, all expenses chargeable to the Class A shares of the fund, including compensation to the investment advisor, shall not exceed 1% of the Class A average net assets of the fund on an annual basis. For the six months ended October 31, 2014, the investment advisory services fee was $77,698,000.

Business management services — The fund had a business management agreement with WMC through August 31, 2014, at which point the roles and obligations of WMC were assumed by CRMC under a new investment advisory and service agreement. The business management agreement provided for monthly fees, accrued daily, based on a series of decreasing annual rates beginning with 0.117% on the first $3 billion of daily net assets and decreasing to 0.0375% on such assets in excess of $44 billion. Under the agreement, all expenses chargeable to the Class A shares of the fund, including compensation to the investment advisor, were not permitted to exceed 1% of the Class A average net assets of the fund on an annual basis. For the four months ended August 31, 2014, the business management services fee was $10,831,000.

For the six months ended October 31, 2014, the investment advisory services fee of $77,698,000 and the business management fee of $10,831,000 totaled $88,529,000, which was equivalent to an annualized rate of 0.237% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share

18	Washington Mutual Investors Fund

classes with a plan may use to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of October 31, 2014, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American

Washington Mutual Investors Fund	19

Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the six months ended October 31, 2014, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$61,466	$23,010		$2,588		Not applicable
Class B	1,070	97		Not applicable		Not applicable
Class C	8,815	760		442		Not applicable
Class F-1	3,954	1,785		793		Not applicable
Class F-2	Not applicable	1,638		784		Not applicable
Class 529-A	1,980	596		445		$794
Class 529-B	186	16		9		17
Class 529-C	2,264	166		114		204
Class 529-E	231	21		23		42
Class 529-F-1	—	35		26		46
Class R-1	504	51		26		Not applicable
Class R-2	3,031	1,283		204		Not applicable
Class R-2E*	—	—	†	—	†	Not applicable
Class R-3	4,770	1,437		478		Not applicable
Class R-4	2,781	1,118		557		Not applicable
Class R-5	Not applicable	473		454		Not applicable
Class R-6	Not applicable	9		1,291		Not applicable
Total class-specific expenses	$91,052	$32,495		$8,234		$1,103

*	Class R-2E shares were offered beginning August 29, 2014.
†	Amount less than one thousand.

Board members’ deferred compensation — Board members who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Board members’ compensation of $992,000 in the fund’s statement of operations includes $800,000 in current fees (either paid in cash or deferred) and a net increase of $192,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, WMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

20	Washington Mutual Investors Fund

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

				Reinvestments of
				dividends and				Net (decrease)
	Sales[1]			distributions		Repurchases[1]		increase
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Six months ended October 31, 2014

Class A	$1,504,915	36,377		$432,628	10,238	$(2,908,420)	(70,250)	$(970,877)	(23,635)
Class B	1,479	36		990	24	(54,582)	(1,330)	(52,113)	(1,270)
Class C	119,230	2,916		8,127	194	(233,857)	(5,721)	(106,500)	(2,611)
Class F-1	352,846	8,591		23,859	566	(1,399,687)	(34,134)	(1,022,982)	(24,977)
Class F-2	1,702,327	41,369		29,818	706	(276,536)	(6,659)	1,455,609	35,416
Class 529-A	74,163	1,798		14,510	344	(109,673)	(2,650)	(21,000)	(508)
Class 529-B	493	12		150	4	(9,798)	(239)	(9,155)	(223)
Class 529-C	19,573	478		2,000	48	(31,045)	(756)	(9,472)	(230)
Class 529-E	3,701	90		650	15	(5,232)	(127)	(881)	(22)
Class 529-F-1	7,476	181		966	23	(9,334)	(227)	(892)	(23)
Class R-1	8,100	198		475	11	(12,563)	(305)	(3,988)	(96)
Class R-2	68,927	1,685		3,959	94	(106,203)	(2,596)	(33,317)	(817)
Class R-2E2	10	—	[3]	—	—	—	—	10	— [3]
Class R-3	190,843	4,650		13,048	311	(244,715)	(5,938)	(40,824)	(977)
Class R-4	279,641	6,765		18,460	439	(266,734)	(6,428)	31,367	776
Class R-5	162,229	3,927		17,639	417	(297,543)	(7,293)	(117,675)	(2,949)
Class R-6	898,499	21,797		51,817	1,225	(236,467)	(5,704)	713,849	17,318
Total net increase (decrease)	$5,394,452	130,870		$619,096	14,659	$(6,202,389)	(150,357)	$(188,841)	(4,828)

Washington Mutual Investors Fund	21

			Reinvestments of
			dividends and				Net (decrease)
	Sales[1]		distributions		Repurchases[1]		increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended April 30, 2014

Class A	$3,271,606	86,398	$1,990,692	51,944	$(5,449,188)	(143,425)	$(186,890)	(5,083)
Class B	6,465	173	9,487	248	(143,750)	(3,819)	(127,798)	(3,398)
Class C	272,540	7,270	60,542	1,590	(569,968)	(15,165)	(236,886)	(6,305)
Class F-1	1,050,454	27,774	141,977	3,714	(847,572)	(22,224)	344,859	9,264
Class F-2	776,452	20,228	74,919	1,952	(390,599)	(10,283)	460,772	11,897
Class 529-A	162,963	4,301	67,395	1,760	(188,242)	(4,970)	42,116	1,091
Class 529-B	1,069	29	1,562	41	(23,782)	(631)	(21,151)	(561)
Class 529-C	42,112	1,116	14,470	379	(58,675)	(1,560)	(2,093)	(65)
Class 529-E	8,550	226	3,339	88	(10,157)	(269)	1,732	45
Class 529-F-1	18,143	479	4,029	106	(15,401)	(405)	6,771	180
Class R-1	18,903	506	3,344	88	(22,511)	(598)	(264)	(4)
Class R-2	154,250	4,121	28,143	740	(237,116)	(6,334)	(54,723)	(1,473)
Class R-3	372,596	9,893	70,637	1,852	(480,924)	(12,724)	(37,691)	(979)
Class R-4	482,151	12,776	84,224	2,206	(527,791)	(13,995)	38,584	987
Class R-5	435,442	11,380	75,751	1,978	(353,506)	(9,378)	157,687	3,980
Class R-6	1,358,226	35,719	172,191	4,488	(406,408)	(10,719)	1,124,009	29,488
Total net increase (decrease)	$8,431,922	222,389	$2,802,702	73,174	$(9,725,590)	(256,499)	$1,509,034	39,064

[1]	Includes exchanges between share classes of the fund.
[2]	Class R-2E shares were offered beginning August 29, 2014.
[3]	Amount less than one thousand.

22	Washington Mutual Investors Fund

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $5,789,592,000 and $8,363,184,000, respectively, during the six months ended October 31, 2014.

Washington Mutual Investors Fund	23

Financial highlights

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class A:
Six months ended 10/31/2014[3,4]	$40.40	$.39	$2.14	$2.53
Year ended 4/30/2014	35.08	.79	6.18	6.97
Year ended 4/30/2013	30.61	.73	4.47	5.20
Year ended 4/30/2012	29.66	.68	.97	1.65
Year ended 4/30/2011	25.84	.70	3.80	4.50
Year ended 4/30/2010	19.81	.65	6.06	6.71
Class B:
Six months ended 10/31/2014[3,4]	40.17	.23	2.12	2.35
Year ended 4/30/2014	34.88	.50	6.14	6.64
Year ended 4/30/2013	30.42	.50	4.44	4.94
Year ended 4/30/2012	29.45	.47	.97	1.44
Year ended 4/30/2011	25.66	.51	3.75	4.26
Year ended 4/30/2010	19.67	.48	6.01	6.49
Class C:
Six months ended 10/31/2014[3,4]	39.99	.22	2.11	2.33
Year ended 4/30/2014	34.74	.48	6.12	6.60
Year ended 4/30/2013	30.31	.48	4.43	4.91
Year ended 4/30/2012	29.37	.45	.96	1.41
Year ended 4/30/2011	25.60	.48	3.76	4.24
Year ended 4/30/2010	19.63	.46	6.00	6.46
Class F-1:
Six months ended 10/31/2014[3,4]	40.28	.38	2.12	2.50
Year ended 4/30/2014	34.99	.75	6.16	6.91
Year ended 4/30/2013	30.53	.71	4.47	5.18
Year ended 4/30/2012	29.59	.66	.97	1.63
Year ended 4/30/2011	25.77	.68	3.81	4.49
Year ended 4/30/2010	19.76	.64	6.04	6.68
Class F-2:
Six months ended 10/31/2014[3,4]	40.39	.41	2.15	2.56
Year ended 4/30/2014	35.08	.86	6.18	7.04
Year ended 4/30/2013	30.60	.79	4.49	5.28
Year ended 4/30/2012	29.66	.74	.96	1.70
Year ended 4/30/2011	25.84	.74	3.81	4.55
Year ended 4/30/2010	19.81	.68	6.09	6.77
Class 529-A:
Six months ended 10/31/2014[3,4]	40.33	.37	2.14	2.51
Year ended 4/30/2014	35.03	.75	6.17	6.92
Year ended 4/30/2013	30.56	.70	4.47	5.17
Year ended 4/30/2012	29.62	.65	.97	1.62
Year ended 4/30/2011	25.80	.67	3.81	4.48
Year ended 4/30/2010	19.78	.63	6.05	6.68

24	Washington Mutual Investors Fund

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income to average net assets
$(.36)	$—	$(.36)	$42.57	6.27%	$52,336	.58%[5]		1.85%[5]
(.86)	(.79)	(1.65)	40.40	20.16	50,626	.60		2.07
(.73)	—	(.73)	35.08	17.28	44,142	.62		2.32
(.70)	—	(.70)	30.61	5.83	40,566	.62		2.39
(.68)	—	(.68)	29.66	17.77	41,375	.63		2.67
(.68)	—	(.68)	25.84	34.29	39,349	.70		2.80
(.19)	—	(.19)	42.33	5.87	195	1.33	[5]	1.13	[5]
(.56)	(.79)	(1.35)	40.17	19.24	236	1.35		1.33
(.48)	—	(.48)	34.88	16.41	323	1.37		1.61
(.47)	—	(.47)	30.42	5.06	511	1.38		1.68
(.47)	—	(.47)	29.45	16.88	889	1.39		1.98
(.50)	—	(.50)	25.66	33.31	1,249	1.46		2.07
(.19)	—	(.19)	42.13	5.84	1,755	1.38	[5]	1.06	[5]
(.56)	(.79)	(1.35)	39.99	19.19	1,771	1.39		1.27
(.48)	—	(.48)	34.74	16.39	1,757	1.42		1.53
(.47)	—	(.47)	30.31	4.99	1,794	1.42		1.60
(.47)	—	(.47)	29.37	16.82	1,934	1.44		1.86
(.49)	—	(.49)	25.60	33.23	1,830	1.50		2.00
(.33)	—	(.33)	42.45	6.23	2,977	.66	[5]	1.82	[5]
(.83)	(.79)	(1.62)	40.28	20.05	3,831	.67		1.99
(.72)	—	(.72)	34.99	17.25	3,004	.66		2.27
(.69)	—	(.69)	30.53	5.78	2,575	.66		2.34
(.67)	—	(.67)	29.59	17.79	2,067	.66		2.62
(.67)	—	(.67)	25.77	34.26	1,770	.71		2.78
(.40)	—	(.40)	42.55	6.36	3,696	.40	[5]	1.97	[5]
(.94)	(.79)	(1.73)	40.39	20.38	2,077	.41		2.26
(.80)	—	(.80)	35.08	17.57	1,387	.41		2.51
(.76)	—	(.76)	30.60	6.04	881	.40		2.59
(.73)	—	(.73)	29.66	18.05	630	.41		2.83
(.74)	—	(.74)	25.84	34.65	416	.46		2.91
(.34)	—	(.34)	42.50	6.23	1,802	.68	[5]	1.76	[5]
(.83)	(.79)	(1.62)	40.33	20.03	1,731	.69		1.97
(.70)	—	(.70)	35.03	17.21	1,465	.71		2.23
(.68)	—	(.68)	30.56	5.72	1,262	.71		2.30
(.66)	—	(.66)	29.62	17.73	1,138	.70		2.58
(.66)	—	(.66)	25.80	34.20	932	.76		2.71

See page 29 for footnotes.

Washington Mutual Investors Fund	25

Financial highlights (continued)

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class 529-B:
Six months ended 10/31/2014[3,4]	$40.20	$.21	$2.12	$2.33
Year ended 4/30/2014	34.90	.45	6.15	6.60
Year ended 4/30/2013	30.44	.46	4.44	4.90
Year ended 4/30/2012	29.48	.44	.96	1.40
Year ended 4/30/2011	25.68	.48	3.77	4.25
Year ended 4/30/2010	19.69	.45	6.02	6.47
Class 529-C:
Six months ended 10/31/2014[3,4]	40.09	.20	2.12	2.32
Year ended 4/30/2014	34.83	.45	6.14	6.59
Year ended 4/30/2013	30.39	.45	4.45	4.90
Year ended 4/30/2012	29.46	.43	.96	1.39
Year ended 4/30/2011	25.67	.47	3.78	4.25
Year ended 4/30/2010	19.68	.45	6.02	6.47
Class 529-E:
Six months ended 10/31/2014[3,4]	40.15	.31	2.13	2.44
Year ended 4/30/2014	34.88	.65	6.14	6.79
Year ended 4/30/2013	30.44	.62	4.44	5.06
Year ended 4/30/2012	29.50	.58	.96	1.54
Year ended 4/30/2011	25.70	.60	3.79	4.39
Year ended 4/30/2010	19.71	.56	6.03	6.59
Class 529-F-1:
Six months ended 10/31/2014[3,4]	40.27	.41	2.14	2.55
Year ended 4/30/2014	34.98	.83	6.16	6.99
Year ended 4/30/2013	30.51	.77	4.47	5.24
Year ended 4/30/2012	29.58	.71	.96	1.67
Year ended 4/30/2011	25.77	.73	3.79	4.52
Year ended 4/30/2010	19.76	.68	6.04	6.72
Class R-1:
Six months ended 10/31/2014[3,4]	40.06	.22	2.12	2.34
Year ended 4/30/2014	34.81	.48	6.12	6.60
Year ended 4/30/2013	30.37	.48	4.45	4.93
Year ended 4/30/2012	29.44	.45	.96	1.41
Year ended 4/30/2011	25.65	.48	3.79	4.27
Year ended 4/30/2010	19.68	.46	6.01	6.47
Class R-2:
Six months ended 10/31/2014[3,4]	39.95	.22	2.12	2.34
Year ended 4/30/2014	34.71	.49	6.12	6.61
Year ended 4/30/2013	30.30	.49	4.42	4.91
Year ended 4/30/2012	29.36	.46	.96	1.42
Year ended 4/30/2011	25.59	.49	3.76	4.25
Year ended 4/30/2010	19.62	.45	6.01	6.46

26	Washington Mutual Investors Fund

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income to average net assets
$(.17)	$—	$(.17)	$42.36	5.79%	$34	1.46%[5]		1.01%[5]
(.51)	(.79)	(1.30)	40.20	19.10	41	1.48		1.20
(.44)	—	(.44)	34.90	16.26	56	1.50		1.48
(.44)	—	(.44)	30.44	4.90	79	1.50		1.55
(.45)	—	(.45)	29.48	16.79	117	1.50		1.85
(.48)	—	(.48)	25.68	33.15	145	1.56		1.93
(.18)	—	(.18)	42.23	5.79	461	1.45	[5]	.98	[5]
(.54)	(.79)	(1.33)	40.09	19.11	447	1.47		1.20
(.46)	—	(.46)	34.83	16.31	390	1.49		1.45
(.46)	—	(.46)	30.39	4.88	349	1.49		1.52
(.46)	—	(.46)	29.46	16.79	330	1.49		1.80
(.48)	—	(.48)	25.67	33.19	288	1.55		1.93
(.29)	—	(.29)	42.30	6.08	95	.93	[5]	1.51	[5]
(.73)	(.79)	(1.52)	40.15	19.73	91	.94		1.72
(.62)	—	(.62)	34.88	16.89	77	.96		1.97
(.60)	—	(.60)	30.44	5.46	67	.97		2.04
(.59)	—	(.59)	29.50	17.40	62	.98		2.30
(.60)	—	(.60)	25.70	33.80	53	1.05		2.43
(.39)	—	(.39)	42.43	6.33	105	.45	[5]	1.98	[5]
(.91)	(.79)	(1.70)	40.27	20.29	100	.47		2.19
(.77)	—	(.77)	34.98	17.49	81	.49		2.45
(.74)	—	(.74)	30.51	5.93	69	.49		2.52
(.71)	—	(.71)	29.58	17.96	63	.48		2.79
(.71)	—	(.71)	25.77	34.48	51	.55		2.91
(.20)	—	(.20)	42.20	5.83	102	1.39	[5]	1.05	[5]
(.56)	(.79)	(1.35)	40.06	19.18	100	1.39		1.27
(.49)	—	(.49)	34.81	16.42	88	1.40		1.54
(.48)	—	(.48)	30.37	4.97	86	1.40		1.60
(.48)	—	(.48)	29.44	16.90	81	1.41		1.86
(.50)	—	(.50)	25.65	33.21	67	1.47		1.98
(.20)	—	(.20)	42.09	5.86	817	1.36	[5]	1.08	[5]
(.58)	(.79)	(1.37)	39.95	19.26	808	1.35		1.32
(.50)	—	(.50)	34.71	16.39	753	1.37		1.57
(.48)	—	(.48)	30.30	5.03	712	1.39		1.63
(.48)	—	(.48)	29.36	16.85	745	1.41		1.89
(.49)	—	(.49)	25.59	33.23	694	1.52		1.96

See page 29 for footnotes.

Washington Mutual Investors Fund	27

Financial highlights (continued)

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class R-2E:
Period from 8/29/2014 to 10/31/2014[3,4,6]	$42.40	$.10	$.25	$.35
Class R-3:
Six months ended 10/31/2014[3,4]	40.14	.31	2.12	2.43
Year ended 4/30/2014	34.87	.65	6.14	6.79
Year ended 4/30/2013	30.43	.62	4.45	5.07
Year ended 4/30/2012	29.49	.58	.97	1.55
Year ended 4/30/2011	25.69	.60	3.79	4.39
Year ended 4/30/2010	19.70	.57	6.02	6.59
Class R-4:
Six months ended 10/31/2014[3,4]	40.25	.37	2.13	2.50
Year ended 4/30/2014	34.96	.76	6.16	6.92
Year ended 4/30/2013	30.50	.71	4.47	5.18
Year ended 4/30/2012	29.56	.67	.96	1.63
Year ended 4/30/2011	25.76	.68	3.79	4.47
Year ended 4/30/2010	19.75	.64	6.04	6.68
Class R-5:
Six months ended 10/31/2014[3,4]	40.39	.43	2.15	2.58
Year ended 4/30/2014	35.08	.88	6.17	7.05
Year ended 4/30/2013	30.60	.81	4.48	5.29
Year ended 4/30/2012	29.66	.75	.97	1.72
Year ended 4/30/2011	25.83	.76	3.82	4.58
Year ended 4/30/2010	19.80	.72	6.05	6.77
Class R-6:
Six months ended 10/31/2014[3,4]	40.42	.44	2.16	2.60
Year ended 4/30/2014	35.10	.90	6.18	7.08
Year ended 4/30/2013	30.62	.82	4.49	5.31
Year ended 4/30/2012	29.68	.76	.97	1.73
Year ended 4/30/2011	25.85	.77	3.82	4.59
Year ended 4/30/2010	19.95	.71	5.93	6.64

	Six months ended	Year ended April 30
	October 31, 2014[3,4]	2014	2013	2012	2011	2010
Portfolio turnover rate for all share classes	8%	19%	22%	22%	25%	22%

See Notes to Financial Statements

28	Washington Mutual Investors Fund

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets
$(.20)	$—	$(.20)	$42.55	.84%	$—	[7]	.08%[8]		.24%[8]
(.28)	—	(.28)	42.29	6.07	1,915		.95	[5]	1.49	[5]
(.73)	(.79)	(1.52)	40.14	19.73	1,857		.95		1.71
(.63)	—	(.63)	34.87	16.90	1,647		.97		1.97
(.61)	—	(.61)	30.43	5.47	1,443		.96		2.05
(.59)	—	(.59)	29.49	17.41	1,367		.97		2.33
(.60)	—	(.60)	25.69	33.85	1,280		1.03		2.45
(.35)	—	(.35)	42.40	6.22	2,286		.65	[5]	1.79	[5]
(.84)	(.79)	(1.63)	40.25	20.09	2,139		.65		2.02
(.72)	—	(.72)	34.96	17.28	1,823		.65		2.28
(.69)	—	(.69)	30.50	5.79	1,556		.65		2.35
(.67)	—	(.67)	29.56	17.73	1,407		.66		2.61
(.67)	—	(.67)	25.76	34.29	1,121		.72		2.75
(.41)	—	(.41)	42.56	6.40	1,869		.35	[5]	2.08	[5]
(.95)	(.79)	(1.74)	40.39	20.43	1,893		.35		2.32
(.81)	—	(.81)	35.08	17.63	1,504		.35		2.57
(.78)	—	(.78)	30.60	6.09	1,236		.35		2.65
(.75)	—	(.75)	29.66	18.14	1,021		.36		2.92
(.74)	—	(.74)	25.83	34.62	868		.42		3.08
(.42)	—	(.42)	42.60	6.44	5,565		.30	[5]	2.12	[5]
(.97)	(.79)	(1.76)	40.42	20.51	4,581		.30		2.36
(.83)	—	(.83)	35.10	17.68	2,943		.30		2.61
(.79)	—	(.79)	30.62	6.14	1,914		.31		2.68
(.76)	—	(.76)	29.68	18.18	1,401		.31		2.91
(.74)	—	(.74)	25.85	33.79	807		.37		3.03

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[4]	Unaudited.
[5]	Annualized.
[6]	Class R-2E shares were offered beginning August 29, 2014.
[7]	Amount less than $1 million.
[8]	Class R-2E assets consisted solely of seed capital invested by CRMC; therefore, certain fees were not accrued.

Washington Mutual Investors Fund	29

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2014, through October 31, 2014).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	Washington Mutual Investors Fund

	Beginning account value 5/1/2014	Ending account value 10/31/2014	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$1,062.72	$3.02	.58%
Class A - assumed 5% return	1,000.00	1,022.28	2.96	.58
Class B - actual return	1,000.00	1,058.67	6.90	1.33
Class B - assumed 5% return	1,000.00	1,018.50	6.77	1.33
Class C - actual return	1,000.00	1,058.43	7.16	1.38
Class C - assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class F-1 - actual return	1,000.00	1,062.27	3.43	.66
Class F-1 - assumed 5% return	1,000.00	1,021.88	3.36	.66
Class F-2 - actual return	1,000.00	1,063.58	2.08	.40
Class F-2 - assumed 5% return	1,000.00	1,023.19	2.04	.40
Class 529-A - actual return	1,000.00	1,062.33	3.53	.68
Class 529-A - assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 529-B - actual return	1,000.00	1,057.94	7.57	1.46
Class 529-B - assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class 529-C - actual return	1,000.00	1,057.95	7.52	1.45
Class 529-C - assumed 5% return	1,000.00	1,017.90	7.37	1.45
Class 529-E - actual return	1,000.00	1,060.84	4.83	.93
Class 529-E - assumed 5% return	1,000.00	1,020.52	4.74	.93
Class 529-F-1 - actual return	1,000.00	1,063.34	2.34	.45
Class 529-F-1 - assumed 5% return	1,000.00	1,022.94	2.29	.45
Class R-1 - actual return	1,000.00	1,058.33	7.21	1.39
Class R-1 - assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class R-2 - actual return	1,000.00	1,058.65	7.06	1.36
Class R-2 - assumed 5% return	1,000.00	1,018.35	6.92	1.36
Class R-2E - actual return†	1,000.00	1,008.39	.87	.50
Class R-2E - assumed 5% return†	1,000.00	1,022.68	2.55	.50
Class R-3 - actual return	1,000.00	1,060.72	4.93	.95
Class R-3 - assumed 5% return	1,000.00	1,020.42	4.84	.95
Class R-4 - actual return	1,000.00	1,062.16	3.38	.65
Class R-4 - assumed 5% return	1,000.00	1,021.93	3.31	.65
Class R-5 - actual return	1,000.00	1,063.96	1.82	.35
Class R-5 - assumed 5% return	1,000.00	1,023.44	1.79	.35
Class R-6 - actual return	1,000.00	1,064.40	1.56	.30
Class R-6 - assumed 5% return	1,000.00	1,023.69	1.53	.30

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on August 29, 2014. The “assumed 5% return” line is based on 184 days.

Washington Mutual Investors Fund	31

Approval of Investment Advisory and Service Agreement

Washington Mutual Investors Fund’s board has approved an Investment Advisory and Service Agreement (the “agreement”) for the fund with Capital Research and Management Company (“CRMC”) for a one-year term through August 31, 2015. The agreement reflects the combination of the services and fees of the fund’s legacy Investment Advisory Agreement and Business Management Agreement and adds an additional advisory fee breakpoint if and when the fund’s net assets exceed $116 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their consideration of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing. They compared the fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through

32	Washington Mutual Investors Fund

January 31, 2014. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper Growth & Income Funds Index, the MSCI World Index and the S&P 500 Index. They noted that the investment results of the fund compared favorably to those of these indexes for the 20-year period, and were mixed for shorter periods. The board and the committee concluded that the fund’s investment results have been satisfactory and CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Growth and Income Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase, and that the fund and shareholders would benefit from an additional breakpoint in the fund’s advisory fee schedule under the agreement. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

Washington Mutual Investors Fund	33

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

34	Washington Mutual Investors Fund

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Washington Mutual Investors Fund	35

Office of the fund

6455 Irvine Center Drive

Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address near you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

36	Washington Mutual Investors Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2014, portfolio of Washington Mutual Investors Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Washington Mutual Investors Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Washington Mutual Investors Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2014, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 26 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 56% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2013.
[2]	Based on Class A share results for rolling periods through December 31, 2013. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	Based on management fees for the 20-year period ended December 31, 2013, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Washington Mutual Investors FundSM
Investment portfolio
October 31, 2014
unaudited
Common stocks 95.38% Energy 9.87%	Shares	Value (000)
Chevron Corp.	14,175,000	$1,700,291
ConocoPhillips	12,494,100	901,449
Enbridge Inc.	23,875,000	1,130,720
FMC Technologies, Inc.[1]	2,755,000	154,390
Hess Corp.	140,000	11,874
National Oilwell Varco Inc.	3,200,000	232,448
Pioneer Natural Resources Co.	3,950,000	746,787
Royal Dutch Shell PLC, Class B (ADR)	29,240,000	2,183,351
Schlumberger Ltd.	3,257,400	321,375
Spectra Energy Corp	3,010,000	117,781
		7,500,466
Materials 3.67%
Air Products and Chemicals, Inc.	1,515,106	204,024
Dow Chemical Co.	15,960,000	788,424
E.I. du Pont de Nemours and Co.	1,260,000	87,129
MeadWestvaco Corp.	3,995,000	176,459
Mosaic Co.	3,585,000	158,852
Nucor Corp.	9,833,100	531,578
Potash Corp. of Saskatchewan Inc.	11,582,800	395,784
Praxair, Inc.	3,570,000	449,784
		2,792,034
Industrials 16.90%
Boeing Co.	24,085,000	3,008,457
Caterpillar Inc.	7,345,707	744,928
CSX Corp.	12,000,000	427,560
Cummins Inc.	1,140,000	166,645
Emerson Electric Co.	1,500,000	96,090
General Dynamics Corp.	3,188,400	445,611
General Electric Co.	32,558,000	840,322
Honeywell International Inc.	600,000	57,672
Lockheed Martin Corp.	9,925,000	1,891,407
Northrop Grumman Corp.	4,290,000	591,848
Parker-Hannifin Corp.	2,615,100	332,196
Precision Castparts Corp.	200,000	44,140
Rockwell Automation	4,550,000	511,193
Rockwell Collins, Inc.	5,774,600	485,933
Union Pacific Corp.	13,104,000	1,525,961
United Technologies Corp.	7,470,000	799,290
W.W. Grainger, Inc.	525,000	129,570
Waste Management, Inc.	15,360,200	750,960
		12,849,783
Washington Mutual Investors Fund — Page 1 of 4

unaudited
Common stocks Consumer discretionary 12.10%	Shares	Value (000)
Amazon.com, Inc.[1]	2,350,000	$717,831
Carnival Corp., units	6,861,938	275,507
CBS Corp., Class B	4,520,000	245,074
Comcast Corp., Class A	19,335,739	1,070,233
Home Depot, Inc.	34,300,900	3,345,024
Johnson Controls, Inc.	8,863,800	418,815
Lowe’s Companies, Inc.	5,500,000	314,600
Ralph Lauren Corp., Class A	1,617,000	266,546
Tiffany & Co.	970,000	93,236
Time Warner Inc.	3,000,000	238,410
Twenty-First Century Fox, Inc., Class A	27,193,700	937,639
VF Corp.	10,650,000	720,792
Walt Disney Co.	6,083,900	555,947
		9,199,654
Consumer staples 9.31%
Avon Products, Inc.	11,700,000	121,680
Coca-Cola Co.	44,595,800	1,867,672
Colgate-Palmolive Co.	3,720,000	248,794
Costco Wholesale Corp.	2,500,000	333,425
Kimberly-Clark Corp.	610,000	69,705
Nestlé SA (ADR)	9,570,192	701,782
PepsiCo, Inc.	16,060,000	1,544,490
Procter & Gamble Co.	18,194,070	1,587,797
Unilever NV (New York registered)	9,587,900	371,339
Wal-Mart Stores, Inc.	3,000,000	228,810
		7,075,494
Health care 10.02%
AbbVie Inc.	1,850,500	117,433
AstraZeneca PLC (ADR)	310,000	22,611
Bristol-Myers Squibb Co.	16,345,400	951,139
Gilead Sciences, Inc.[1]	2,000,000	224,000
Humana Inc.	7,620,000	1,058,037
Johnson & Johnson	13,930,000	1,501,375
Merck & Co., Inc.	48,586,400	2,815,096
Pfizer Inc.	18,130,000	542,994
Quest Diagnostics Inc.	1,443,200	91,585
UnitedHealth Group Inc.	3,085,000	293,106
		7,617,376
Financials 14.14%
ACE Ltd.	5,088,734	556,199
Allstate Corp.	4,000,000	259,400
American Express Co.	19,323,000	1,738,104
Capital One Financial Corp.	6,500,000	538,005
Charles Schwab Corp.	7,260,000	208,144
Chubb Corp.	2,750,000	273,240
Citigroup Inc.	5,000,000	267,650
CME Group Inc., Class A	8,718,389	730,688
Deutsche Bank AG	268,333	8,404
Goldman Sachs Group, Inc.	1,714,900	325,814
JPMorgan Chase & Co.	20,332,400	1,229,704
KeyCorp	20,865,000	275,418
Marsh & McLennan Companies, Inc.	6,398,700	347,897
Washington Mutual Investors Fund — Page 2 of 4

unaudited
Common stocks Financials (continued)	Shares	Value (000)
McGraw Hill Financial, Inc.	7,109,100	$643,231
Moody’s Corp.	2,282,900	226,532
Sumitomo Mitsui Financial Group, Inc. (ADR)	7,146,431	59,816
Toronto-Dominion Bank	1,400,000	68,964
U.S. Bancorp	12,355,000	526,323
Wells Fargo & Co.	46,409,200	2,463,865
		10,747,398
Information technology 10.20%
Amphenol Corp., Class A	4,600,000	232,668
Analog Devices, Inc.	1,500,000	74,430
Automatic Data Processing, Inc.	3,217,700	263,144
Cisco Systems, Inc.	14,795,000	362,034
Google Inc., Class A1	514,200	291,999
Google Inc., Class C1	443,100	247,728
Intuit Inc.	1,570,400	138,211
KLA-Tencor Corp.	6,832,095	540,760
Linear Technology Corp.	3,085,000	132,162
Microsoft Corp.	87,367,100	4,101,885
Paychex, Inc.	1,180,000	55,389
QUALCOMM Inc.	5,500,000	431,805
Texas Instruments Inc.	17,737,700	880,854
		7,753,069
Telecommunication services 3.56%
AT&T Inc.	23,090,000	804,455
Verizon Communications Inc.	37,436,352	1,881,177
Vodafone Group PLC (ADR)	545,454	18,120
		2,703,752
Utilities 2.79%
Dominion Resources, Inc.	3,930,000	280,209
Duke Energy Corp.	5,695,700	467,902
Exelon Corp.	625,000	22,869
FirstEnergy Corp.	5,258,000	196,333
National Grid PLC (ADR)	2,025,000	150,640
PG&E Corp.	19,957,300	1,004,251
		2,122,204
Miscellaneous 2.82%
Other common stocks in initial period of acquisition		2,141,921
Total common stocks (cost: $44,255,854,000)		72,503,151
Short-term securities 4.51%	Principal amount (000)
3M Co. 0.07% due 12/2/2014[2]	$22,100	22,098
Abbott Laboratories 0.10% due 11/20/2014—1/12/2015[2]	110,550	110,543
Apple Inc. 0.13% due 1/14/2015[2]	23,700	23,693
Army and Air Force Exchange Service 0.08% due 11/4/2014[2]	36,600	36,600
Caterpillar Inc. 0.09% due 12/5/2014	50,000	49,996
Chevron Corp. 0.09%—0.12% due 11/10/2014—1/21/2015[2]	45,500	45,495
E.I. duPont de Nemours and Co. 0.07%—0.08% due 11/3/2014—11/14/2014[2]	72,300	72,299
Emerson Electric Co. 0.10%—0.11% due 12/2/2014—1/13/2015[2]	65,000	64,992
Fannie Mae 0.07%—0.09% due 12/1/2014—5/1/2015	190,000	189,982
Washington Mutual Investors Fund — Page 3 of 4

unaudited
Short-term securities	Principal amount (000)	Value (000)
Federal Farm Credit Banks 0.11%—0.12% due 12/19/2014—7/20/2015	$55,000	$54,977
Federal Home Loan Bank 0.05%—0.14% due 11/3/2014—4/29/2015	1,579,900	1,579,694
Freddie Mac 0.07%—0.09% due 11/26/2014—4/1/2015	240,400	240,370
General Electric Capital Corp. 0.13%—0.17% due 11/4/2014—1/2/2015	85,500	85,493
General Electric Co. 0.13% due 2/20/2015	46,000	45,985
IBM Corp. 0.10% due 12/4/2014[2]	59,700	59,698
Intel Corp. 0.08% due 12/9/2014	65,000	64,992
John Deere Financial Ltd. 0.08%—0.09% due 11/13/2014—12/4/2014[2]	43,000	42,998
McDonald’s Corp. 0.06% due 11/19/2014[2]	25,000	24,999
National Rural Utilities Cooperative Finance Corp. 0.09% due 11/3/2014—11/17/2014	75,000	74,997
NetJets Inc. 0.06% due 11/14/2014[2]	63,000	62,998
Paccar Financial Corp. 0.07%—0.11% due 11/5/2014—1/26/2015	91,200	91,186
Parker-Hannifin Corp. 0.07%—0.08% due 11/5/2014—11/19/2014[2]	40,200	40,199
PepsiCo Inc. 0.07%—0.08% due 11/13/2014—12/8/2014[2]	98,900	98,897
Procter & Gamble Co. 0.12% due 12/16/2014—1/6/2015[2]	60,900	60,895
Regents of the University of California 0.11% due 11/10/2014	20,000	20,000
Wal-Mart Stores, Inc. 0.06%—0.08% due 11/12/2014—12/3/2014[2]	125,000	124,998
Walt Disney Co. 0.07% due 11/17/2014[2]	38,000	37,999
Total short-term securities (cost: $3,426,908,000)		3,427,073
Total investment securities 99.89% (cost: $47,682,762,000)		75,930,224
Other assets less liabilities 0.11%		80,039
Net assets 100.00%		76,010,263
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $929,401,000, which represented 1.22% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-001-1214O-S44422	Washington Mutual Investors Fund — Page 4 of 4

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASHINGTON MUTUAL INVESTORS FUND

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: December 31, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: December 31, 2014

By /s/ Brian D. Bullard
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: December 31, 2014